Exhibit 10.1

AMENDING AGREEMENT

AMENDING AGREEMENT (the “Agreement”), dated as of April 1, 2009, by and among Magna Entertainment Corp. (“MEC”), a Delaware corporation, Gulfstream Park Racing Association, Inc., a Florida corporation, GPRA Commercial Enterprises, Inc., a Florida corporation, GPRA Thoroughbred Training Center, Inc., a Delaware corporation, MEC Land Holdings (California) Inc., a California corporation, MEC Maryland Investments, Inc., a Delaware corporation, MEC Texas Racing, Inc., a Delaware corporation, Pacific Racing Association, a California corporation, Racetrack Holdings, Inc., a Delaware corporation, 30000 Maryland Investments LLC, a Delaware limited liability company, XpressBet, Inc., a Delaware corporation, and MI Developments Inc., an Ontario corporation (“MID”).

RECITALS:

A.                                   The parties hereto have entered into a purchase agreement dated as of March 5, 2009 (the “Purchase Agreement”).

B.                                     The parties hereto desire to amend the Purchase Agreement on the terms contained in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the parties hereto covenant and agree as follows:

1.                                       The parties hereby agree to amend Section 9.1 of the Purchase Agreement by deleting such section in its entirety and replacing it with the following:

“This Agreement may be terminated by the Sellers or by MID, in their or its sole option and discretion, in the event that (a) MID or any Seller, as the case may be, breaches the covenants set forth in Article V hereof, (b) the Sale Order and Confirmation Order are not entered by the Bankruptcy Court on or prior to August 30, 2009 or (c) the Ontario Securities Commission determines that minority approval (as defined in Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions) is required in respect of this Agreement or any of the transactions provided for herein; provided that if MID in its discretion elects to call a meeting of the shareholders of MID to seek such minority approval, neither the Sellers nor MID shall terminate this agreement pursuant to this clause (c) unless such approval is not obtained at such  meeting of shareholders;  provided further, however, that, in the event that the Sale Motion is denied by the Bankruptcy Court, unless otherwise agreed to by MID and the Sellers, the Agreement shall terminate automatically without any further notice or action by any person.”

2.                                       The parties hereby agree to amend clause (i) of section 2.3(b) of the Purchase Agreement by deleting such clause in its entirety and replacing it with the following:

“by the Sellers or MID pursuant to Section 9.1(b) or 9.1(c) or automatically pursuant to the second proviso to Section 9.1 or”

3.                                       Except for the specific amendments provided for herein, the Purchase Agreement is in all other respects ratified and confirmed and the Purchase Agreement as amended hereby shall be read, taken and construed as one and the same instrument and remains in full force and effect.

4.                                       This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any principles of conflicts of law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

MI DEVELOPMENTS INC.

By:
Name:
Title:

By:
Name:
Title:

MAGNA ENTERTAINMENT CORP.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

GULFSTREAM PARK RACING ASSOCIATION, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

GPRA COMMERCIAL ENTERPRISES, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

GPRA THOROUGHBRED TRAINING CENTER, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

MEC LAND HOLDINGS (CALIFORNIA) INC

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

MEC MARYLAND INVESTMENTS, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

MEC TEXAS RACING, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
Title:

PACIFIC RACING ASSOCIATION

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

RACETRACK HOLDINGS, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

XPRESSBET, INC.

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary

30000 MARYLAND INVESTMENTS LLC

By:
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	William G. Ford
	Title:	Secretary